Exhibit 10.7

CIC Amendment 2024

INDUSTRIAL AND COMMERCIAL CREDIT
Amendment to State-Guaranteed Loan Contract "PGE" - Phase 2
State-Guaranteed Loan 90 Phase 2
Contract No. 30066 10914 00020100133

The lender previously granted the borrower a cash loan guaranteed by the State under the conditions set by Law no. 2020-289 of March 23, 2020, amending the 2020 Finance Act, Law no. 2020-935 of July 30, 2020, and the amended Order of March 23, 2020, which provides State guarantees to credit institutions and finance companies under Article 6 of the law.

The parties have signed an amendment to extend the PGE loan following an initial one-year deferment period.

The purpose of this amendment is to formalize an agreement between the parties on the new financial terms following the borrower's written request and in accordance with the Order of July 8, 2021, amending the Order of March 23, 2020. This amendment falls within the framework of the initial PGE credit agreement and any previously signed extension amendments.

The lender's approval is subject to the provision of requested documents by the borrower, including a conciliation order or approval.

This amendment does not constitute a novation to the aforementioned contractual documents, and all other unchanged terms remain effective.

A new amortization schedule showing the breakdown of principal, interest, insurance, and guarantee commissions for each payment is attached to this amendment as an inseparable part of it.

This amendment becomes binding upon the borrower’s signature

1.
LENDER :

CREDIT INDUSTRIEL ET COMMERCIAL (CIC)

•
Bank governed by Articles L.511-1 and following of the Monetary and Financial Code
•
Public limited company with a capital of €611,858,064
•
6, avenue de Provence, 75009 Paris
•
Postal address: 75452 Paris Cedex 09
•
Phone: 01 45 96 96 96
•
SWIFT code: CMCIFRPP
•
Website: www.cic.fr
•
RCS Paris: 542 016 381
•
VAT number: FR34542016381
•
CIC Mediator: 63 chemin Antoine Pardon, 69160 Tassin La Demi-Lune

•
Registered insurance broker: ORIAS 07 025 723 (www.orias.fr)

Hereinafter referred to as "the Lender" or "the Bank."

2.
BORROWER(S) :

Name: GETAROUND, a single-shareholder simplified joint-stock company
Social Capital: €1,287,040
Headquarters: 35 RUE GRENETA, 75002 PARIS
Represented herein by Eduardo INIGUEZ-VAZQUEZ, hereinafter referred to as "the Borrower" or "the Debtor."

3.
PURPOSE AND AMOUNT OF THE LOAN :

3.1.
PURPOSE

Economic crisis support

3.2.
MONTANT

Total Loan Amount: €600,00

Remaining Principal (excluding arrears): €389,418.

1.
MODIFICATIONS :

The following payments:

•
Due date 25/11/2023 for €12,408.81
•
Due date 25/12/2023 for €12,416.04
•
Due date 25/01/2024 for €12,423.29
•
Due date 25/02/2024 for €12,430.53
•
Due date 25/03/2024 for €12,437.78
•
Due date 25/04/2024 for €12,445.04

were not paid on their respective dates.

In response to your request to reintegrate these unpaid amounts into the outstanding principal, we propose the following modifications effective from 26/04/2024:

-
Extension of the Loan Term: The loan duration will be extended by 12 months, bringing the total duration to 84 months, with 43 months remaining.

-
Interest Rate Adjustment: The current fixed interest rate of 0.700% per annum will be revised to a fixed rate of 3.950% per annum.

-
Incorporation of Unpaid Amounts: The total unpaid amount of €74,561.49 (including interest and/or penalties) will be integrated into the remaining principal. Consequently, the remaining amount to amortize will be €463,979.68.

2.
TOTAL COST OF THE LOAN :
2.1.
COST OF LOAN

The financial conditions and the global effective rate (TEG) have been modified as follows :	Amount	Rate TEG
Loan interest	38 753,71 EUR	3,95%
Guarantee fees	6 533,63 EUR	0,65%
Soit un coût total	45 287,34 EUR
Global Effective rate (article R 313-1 du code monétaire et		4,60%
financier) per year
Monthly TEG		0,38%

Interest is fixed

2.2.
REPAYMENT TERMS

Repayment terms of the loan from the 25/05/2024 payment onwards:

•
The loan has a constant repayment schedule. Grace Period: The remaining grace period is 6 months.
•
Interest and any applicable borrower insurance premiums for the grace period are payable on the 25th of each month at the rate indicated in the "Cost of Credit" section, unless the interest rate is revised due to an indexed rate variation as defined in the "Notice on Conditions and Methods of Interest Rate Variation."

Amortization Period:

Payments are due on the 25th of each month, with the loan amortized over:

•
36 consecutive monthly payments of €13,491.66 each
•
One final payment of €13,492.00
The remaining loan term is 43 months.

3.
SPECIAL PROVISIONS :

Excess Cash Flow Clause
On July 1, 2026, based on the Company’s accounts for the fiscal year ending on December 31, 2025, the Company irrevocably commits to allocate twenty-five percent (25%) of its Gross Operating Surplus exceeding a one-million-euro (1,000,000 EUR) threshold for the early repayment of principal installments on the PGE Contracts and the Loan Agreement.

It is agreed that any early repayment of principal installments on the PGE Contracts and the Loan Agreement under this Article 4 will be applied against the outstanding principal of said PGE Contracts and Loan Agreement as of July 1, 2026.

The document requires both parties' signatures, to be submitted to the lender by 05/06/2024.

1.
GUARANTEE FEE IN CASE OF CONCILIATION OR MEDIATION:

The guarantee fee for the PGE related to the Rescheduling Period, paid by the borrower to the lender in accordance with the proportions provided in the AMENDMENT TO THE LOAN AGREEMENT WITH STATE GUARANTEE “PGE,” will be spread over each installment throughout the loan term.

Each party to this agreement must have signed the contract, and it must be in the lender's possession before 06/05/2024

Signature of the Lender
Name and title of the authorized signatory:

Date and signature:

SIGNATURE OF THE BORROWER

PERSONAL DATA PROTECTIONS

The personal data collected above may be processed electronically for the purposes of meeting the conditions for granting, implementing, and managing loans and associated guarantees, for business prospecting and marketing, for statistical studies, and for complying with regulatory obligations, particularly in terms of risk assessment, security, prevention of unpaid debts and fraud, and the fight against money laundering and the financing of terrorism. These processes are primarily based on contract execution and regulatory compliance.

This personal data is retained for the time necessary to fulfill the purposes for which it is processed.

It may lead to the exercise of rights, particularly the right of access, correction, and objection, under the conditions described in the General Banking Terms available at bank counters and on the Bank’s website.

To exercise any of these rights, individuals whose data has been collected may write to the following address: DATA PROTECTION OFFICER, 63 chemin Antoine Pardon, 69814 TASSIN CEDEX.

They have the right to file a complaint with the National Commission on Informatics and Liberty (CNIL), 3 Place de Fontenoy TSA 80715 75334 PARIS CEDEX 07.

A ………………………………………………………………………..…. le ……………….……………………………..

Signature (*)

GETAROUND représentée par Eduardo INIGUEZ-VAZQUEZ

Emprunteur :

Emprunteur :

(*)Pour une société en formation, signature des associés représentant la société

SIGNATURE OF THE BORROWER

PERSONAL DATA PROTECTIONS

The personal data collected above may be processed electronically for the purposes of meeting the conditions for granting, implementing, and managing loans and associated guarantees, for business prospecting and marketing, for statistical studies, and for complying with regulatory obligations, particularly in terms of risk assessment, security, prevention of unpaid debts and fraud, and the fight against money laundering and the financing of terrorism. These processes are primarily based on contract execution and regulatory compliance.

This personal data is retained for the time necessary to fulfill the purposes for which it is processed.

It may lead to the exercise of rights, particularly the right of access, correction, and objection, under the conditions described in the General Banking Terms available at bank counters and on the Bank’s website.

To exercise any of these rights, individuals whose data has been collected may write to the following address: DATA PROTECTION OFFICER, 63 chemin Antoine Pardon, 69814 TASSIN CEDEX.

They have the right to file a complaint with the National Commission on Informatics and Liberty (CNIL), 3 Place de Fontenoy TSA 80715 75334 PARIS CEDEX 07.

A ………………………………………………………………………..…. le ……………….……………………………..

Signature (*)

GETAROUND représentée par Eduardo INIGUEZ-VAZQUEZ

Emprunteur :

Emprunteur :

(*)Pour une société en formation, signature des associés représentant la société

SIGNATURE OF THE BORROWER

PERSONAL DATA PROTECTIONS

The personal data collected above may be processed electronically for the purposes of meeting the conditions for granting, implementing, and managing loans and associated guarantees, for business prospecting and marketing, for statistical studies, and for complying with regulatory obligations, particularly in terms of risk assessment, security, prevention of unpaid debts and fraud, and the fight against money laundering and the financing of terrorism. These processes are primarily based on contract execution and regulatory compliance.

This personal data is retained for the time necessary to fulfill the purposes for which it is processed.

It may lead to the exercise of rights, particularly the right of access, correction, and objection, under the conditions described in the General Banking Terms available at bank counters and on the Bank’s website.

To exercise any of these rights, individuals whose data has been collected may write to the following address: DATA PROTECTION OFFICER, 63 chemin Antoine Pardon, 69814 TASSIN CEDEX.

They have the right to file a complaint with the National Commission on Informatics and Liberty (CNIL), 3 Place de Fontenoy TSA 80715 75334 PARIS CEDEX 07.

A ………………………………………………………………………..…. le ……………….……………………………..

Signature (*)

GETAROUND représentée par Eduardo INIGUEZ-VAZQUEZ

Emprunteur :

Emprunteur :

(*)Pour une société en formation, signature des associés représentant la société